Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
FirstFed Financial Corp
		Case Number:	2:10-bk-12927-ER
		Operating Report Number:	1
	Debtor(s).	For the Month Ending:	January 31, 2010

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	3,841,887.04

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing
	Accounts Receivable - Pre-filing	116,969.12
	General Sales
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:	116,969.12

5.	BALANCE:	3,958,856.16

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00
	Disbursements (from page 2)	5,337.66

	TOTAL DISBURSEMENTS THIS PERIOD:***	5,337.66

7.	ENDING BALANCE:	3,953,518.50

8.	General Account Number(s):	2180073933
		Union Bank
	Depository Name & Location:	445 South Figueroa
		Los Angeles, CA 90071

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
						0.00
1/15/2010	1002	Corporation Service Company	File Delaware report		30.00	30.00
1/15/2010	1003	Regus Management Group	Jan. & Feb rent and CAM, phones etc.	0.00	5,282.66	5,282.66
1/20/2010	1004	California Secretary of State	Change address of Corporation		25.00	25.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	5,337.66	$5,337.66

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.
**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	1/31/2010	Balance on Statement:	$3,953,543.50

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1004	1/20/2010	25.00

TOTAL OUTSTANDING CHECKS:			25.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$3,953,518.50

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	500,000.00

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:	500,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7.	ENDING BALANCE:	500,000.00

8.	PAYROLL Account Number(s):
		2180073941
	Depository Name & Location:	Union Bank
		445 South Figueroa
		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	1/31/2010	Balance on Statement:	$500,000.00

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$500,000.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	10,000.00

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:	10,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT
	PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7.	ENDING BALANCE:	10,000.00

8.	TAX Account Number(s):	2180073968
		Union Bank
	Depository Name & Location:	445 South Figueroa
		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

TOTAL DISBURSEMENTS THIS PERIOD:				0.00

TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date:	1/31/2010	Balance on Statement:	$10,000.00

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

	General Account:	3,953,518.50

	Payroll Account:	500,000.00

	Tax Account:	10,000.00

*Other Accounts:

*Other Monies:

	**Petty Cash (see below):	1,835.64

TOTAL CASH AVAILABLE:			4,465,354.14

Petty Cash Transactions:

Date	Purpose	Amount
	opening balance	2,000.00

1/7/2010	FedEx Bank signature cards	17.23

1/9/2010	Printer cable	37.30

1/15/2010	Parking at attorney’s	3.75

1/16/2010	Flash drive	16.44

1/11/2010	Flash drive	74.62

1/20/2070	Certified mail	15.02

TOTAL PETTY CASH TRANSACTIONS:			164.36
ENDING PETTY CASH			1835.64

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
NONE

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

	Gross Sales Subject to Sales Tax:		0.00
	Total Wages Paid:		0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding
State Withholding
FICA- Employer’s Share
FICA- Employee’s Share
Federal Unemployment
Sales and Use
Real Property
Other

TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	41,412.00	235,483.44	0.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	41,412.00	235,483.44	0.00

V. INSURANCE COVERAGE

Type	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	1,000,000.00	1/11/2011	1/11/2011
Worker’s Compensation	Hartford	1,000,000.00	1/11/2011	Paid with Payroll
Casualty	None
Vehicle	None
D & O with tail	National	5,000,000.00	9/23/2010	9/23/2010
D & O with tail	CAN	5,000,000.00	9/23/2010	9/23/2010

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2010					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***

Babette Heimbuch	**	$20,000/ month	0.00
Vikas Arora	**	$17,500/ month	0.00

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**	Notice of Insider Compensation for Babette Heimbuch and Vikas Arora was filed and served on the UST and other necessary parties on January 7, 2010; no objections were filed.
***	No payments for January payroll were made as the objection period was pending until January 22, 2010. January payments for time period including January 6, 2010 thorugh January 31, 2010 will be made in February with the next regular payroll.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	0.00	0.00
Net Sales/Revenue	0.00	0.00
Cost of Goods Sold:
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00
Other Operating Income (Itemize)
Operating Expenses:
Payroll - Insiders	37,500.00	37,500.00
Payroll - Other Employees
Payroll Taxes	3,231.00	3,231.00
Other Taxes (Itemize)
Depreciation and Amortization	24.00	24.00
Rent Expense - Real Property	2,688.22	2,688.22
Lease Expense - Personal Property
Insurance
Real Property Taxes	0.00	0.00
Telephone and Utilities	344.44	344.44
Repairs and Maintenance	0.00	0.00
Travel and Entertainment (Itemize)	0.00	0.00
Miscellaneous Operating Expenses (Itemize)	1,150.36	1,150.36
Monthly parking	250.00
Delaware filing fee	30.00
California Secretary of State Filing fee	25.00
Expenses paid from petty cash	164.36
CSC fee for Delaware representation	356.00
Trustee fees accrued	325.00
Total Operating Expenses	44,938.02	44,938.02

Net Gain/(Loss) from Operations	(44,938.02)	(44,938.02)
Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)
Total Non-Operating income	0.00	0.00
Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Other (Itemize)
Total Non-Operating Expenses	0.00	0.00

NET INCOME/(LOSS)	(44,938.02)	(44,938.02)

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	4,465,354.14
Restricted Cash
Accounts Receivable (Itemized, see attached)*	0.00
Inventory
Notes Receivable
Prepaid Expenses (Rent)	2,912.00
Other (Itemize)
Total Current Assets		4,468,266.14
Property, Plant, and Equipment	875.00
Accumulated Depreciation/Depletion	24.00
Net Property, Plant, and Equipment		851.00
Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)
Total Other Assets		0.00

TOTAL ASSETS		4,469,117.14
LIABILITIES
Post-petition Liabilities:
Accounts Payable (Itemized, see attached)**	0.00
Taxes Payable
Notes Payable
Professional fees
Secured Debt
Other (Itemize)
Total Post-petition Liabilities		0.00
Pre-petition Liabilities:
Secured Liabilities
Priority Liabilities
Unsecured Liabilities	159,617,188.00
Other (Itemized, see attached)***	0.00
Total Pre-petition Liabilities		159,617,188.00

TOTAL LIABILITIES		159,617,188.00
EQUITY:
Pre-petition Owners’ Equity	-155,177,680.00
Post-petition Profit/(Loss)	(44,938.02)
Direct Charges to Equity (Itemized, see attached)****	0.00
TOTAL EQUITY		(155,222,618.02)

TOTAL LIABILITIES & EQUITY		4,394,569.98
* Itemization of Accounts Receivable:
Squar Milner	110,883.44
Delaware Franchise Tax	124,600.00
Total	235,483.44
**Itemization of Post-Petition Liabilities
CSC	356
Trustee fees	325
Accrued payroll and payroll taxes	40,731.00
Total	41,412.00
***Itemization of Pre-Petition Liabilities
Nixon Peabody	318.74
Registrar & Transfer	413.36
Total	732.1
****Itemization of Direct Charges to Equity
Reduction in Delaware tax	157,600.00
Refund from Auditors	110,883.44
Change in SEC Refund	135.53
Subtotal	268,618.97
Other changes to Equity
Bills received after BK filing, not accrued	-732.1
Change in New Oak receivable	-0.37
Total	267,886.50

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

Following a hearing held on January 26, 2010, the Debtor’s case was transferred from the San Fernando Division of the Court to the Los Angeles Division. The Debtor has met the requirements of the Office of the United States Trustee, including completion and submission of its 7-day package. It has filed its schedules and statement of affairs, and has filed applications to employ Landau, Gottfried & Berger LLP as its general bankruptcy counsel, and Manatt, Phelps and Phillips LLP as special counsel. The Debtor expects to file an application to retain an accountant to assist in the preparation of tax returns shortly.

4.	Describe potential future developments which may have a significant impact on the case:

There is a potential refund of $90 million relating to loss carrybacks from earlier tax years. The Federal Deposit Insurance Cooporation (FDIC), in its capacity as Receiver for the Debtor’s bank subsidiary, may claim that it is entitled to some or all of any such tax refund. The Debtor reserves its rights with respect to any such claim by the FDIC.

Debtor is reviewing potential claims against third parties to determine potential for recovery.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None.
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I, Babette Heimbuch, CEO
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

February 17, 2010	/S/ BABETTE HEIMBUCH
Date	Principal for debtor-in-possession